UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2025

SEMILEDS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-34992	20-2735523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F, No.11 Ke Jung Rd., Chu-Nan Site, Hsinchu Science Park, Chu-Nan 350, Miao-Li County, Taiwan, R.O.C.	350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +886-37-586788

N/A

(Former name or former address if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	TradingSymbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0000056	LEDS	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 8, 2019, SemiLEDs Corporation (the “Company”) entered into a secured loan agreements with Trung Doan, its Chairman and Chief Executive Officer and J.R. Simplot Company, its largest shareholder, with aggregate amounts of $1.7 million and $1.5 million, respectively, and an annual interest rate of 8% (the “Loan Agreements”). The Loan Agreement is secured by a second priority security interest on the Company’s headquarters building. The maturity date of the Loan Agreements were January 14, 2021 and January 22, 2021, respectively. On January 16, 2021, the maturity date of the Loan Agreements was extended with same terms and interest rate for one year to January 15, 2022, and on January 14, 2022, the maturity date of the Loan Agreements was extended again with same terms and interest rate for one more year to January 15, 2023. On January 13, 2023, the maturity date of the Loan Agreements was further extended with same terms and interest rate for one year to January 15, 2024. On January 7, 2024, J.R. Simplot Company and the Company entered into an assignment agreement (the “Assignment”) pursuant to which J.R. Simplot assigned and transferred all of its right, title and interest in and to the Loan Agreement to Simplot Taiwan Inc., in accordance with and subject to the terms and conditions of the Loan Agreement. On January 7, 2024, the Company entered into the Fourth Amendment to the Loan Agreements with each of Simplot Taiwan Inc. and Trung Doan. The Fourth Amendment to the Loan Agreements with Simplot Taiwan Inc. (i) extended the maturity date to January 15, 2025, and (ii) upon mutual agreement of the Company and Simplot Taiwan Inc., permitted the Company to repay any principal amount or accrued interest, in an amount not to exceed $400,000, by issuing shares of the Company’s common stock in the name of Simplot Taiwan Inc. as partial repayment of the Loan Agreement at a price per share equal to the closing price of the Company’s common stock immediately preceding the business day of the payment notice date. All other terms and conditions of the Loan Agreement with Simplot Taiwan Inc. remained the same. The Fourth Amendment to the Loan Agreements with Trung Doan to amend the loans maturity date with same terms and interest rate to January 15, 2025. All other terms and conditions of the Loan Agreement with Trung Doan remained the same. On February 9, 2024, the Company entered into the Fifth Amendment to the Loan Agreements with Trung Doan. The Fifth Amendment to the Loan Agreements with Trung Doan (i) amended the Loan Agreement to permit the Company to repay up to $800,000 of principal under the Loan Agreement by issuing shares of the Company’s common stock and (ii) elected to prepay $800,000 of loan principal by delivering 629,921 shares of the Company’s common stock to Trung Doan, based on the closing price of $1.27 per share on February 8, 2024. All other terms and conditions of the Loan Agreement remained the same. On July 3, 2024, the Company and Trung Doan entered into the Sixth Amendment to the Loan Agreement. The Sixth Amendment to the Loan Agreement amended the Loan Agreement to permit, upon the mutual agreement of the Company and Trung Doan, the Company to repay a portion of the principal amount or accrued interest under the Loan Agreement, by issuing shares of the Company’s common stock to Trung Doan as partial repayment of the Loan Agreement at a price per share equal to the closing price of the Company’s common stock immediately preceding the business day of the payment notice date. All other terms and conditions of the Loan Agreement, as amended by the Sixth Amendment to the Loan Agreement, remained the same. On January 15, 2025, the Company entered into the Seventh Amendment to the Loan Agreement with Trung Doan and Fifth Amendment to the Loan Agreement with Simplot Taiwan Inc. to extend the maturity date to January 15, 2026. All other terms and conditions of the Loan Agreement remained the same.

On February 28, 2025, the Company and Simplot Taiwan Inc. entered into the Sixth Amendment to the Loan Agreement (the “Amended Loan Agreement”). The Amended Loan Agreement, upon the mutual agreement of the Company and Simplot Taiwan Inc., permits the Company to repay any principal amount or accrued interest, in an amount not to exceed $1,200,000, by issuing shares of the Company’s common stock to Simplot Taiwan Inc. as partial repayment of the Loan Agreement at a price per share equal to the closing price of the Company’s common stock immediately preceding the business day of the payment notice date.

On February 28, 2025, the Company delivered a payment notice indicating its intent to repay $1,200,000 and $400,000 of loan principal by delivering 722,891 shares and 240,963 shares of the Company’s common stock to Simplot Taiwan Inc. and Trung Doan, respectively, based on the closing price of $1.66 per share on February 27, 2025. The shares of common stock were issued in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Amended Loan Agreement is a summary only and is qualified in its entirety by the full text of the Amended Loan Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 of this Current Report is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Sixth Amendment to Loan Agreement dated February 28, 2025 between SemiLEDs Corporation and Simplot Taiwan Inc.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 28, 2025

SemiLEDs Corporation

	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Chief Financial Officer